UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 29, 2017

Date of Report

TAPIMMUNE INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 West Forsyth Street, Suite 200 Jacksonville, FL	32202
(Address of principal executive offices)	(Zip Code)

904-516-5436
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)   The 2017 annual meeting of shareholders of TapImmune Inc. (“TapImmune” or the “Company”) was held on August 29, 2017.

(b)   At the 2017 annual meeting, the following proposals were voted on by our shareholders:

PROPOSAL I:   Election of Directors.

Dr. Glynn Wilson, Mr. Mark Reddish, Ms. Sherry Grisewood, Mr. David Laskow-Pooley, Mr. Frederick Wasserman and Mr. Joshua Silverman were each re-elected as Directors, to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes were as follows:

	For	Abstain/ Withheld	Broker Non-Votes
Dr. Glynn Wilson	3,378,404	148,471	3,398,085
Mark Reddish	3,465,805	61,070	3,398,085
Sherry Grisewood	3,488,540	38,336	3,398,084
David Laskow-Pooley	3,487,548	51,104	3,386,398
Frederick Wasserman	3,487,531	39,344	3,398,085
Joshua Silverman	3,501,702	25,173	3,398,085

PROPOSAL II: To conduct a non-binding advisory vote on executive compensation. The votes were as follows:

FOR	3,375,420
AGAINST	133,768
ABSTAIN/WITHHELD	17,687
BROKER NON-VOTES	3,398,085

PROPOSAL III: To conduct a non-binding advisory vote on the desired frequency of a non-binding vote on executive compensation. The votes were as follows:

ONE YEAR	2,738,325
TWO YEARS	274,762
THREE YEARS	508,569
BROKER NON-VOTES	3,403,304

As the Company’s Board of Directors recommended, and a majority of the votes cast approved, the Company will submit executive compensation to the shareholders on an annual basis until the issue of the frequency of such vote is again brought before the shareholders.

PROPOSAL IV: Approval of the Company’s 2014 Omnibus Stock Ownership Plan as amended through July 2017. The votes were as follows:

FOR	3,359,487
AGAINST	147,696
ABSTAIN/WITHHELD	19,692
BROKER NON-VOTES	3,398,085

PROPOSAL V: Approval of an amendment to the Company’s 2014 Omnibus Stock Ownership Plan as amended through July 2017 to increase the authorized shares by 800,000. The votes were as follows:

FOR	3,319,496
AGAINST	173,470
ABSTAIN/WITHHELD	33,909
BROKER NON-VOTES	3,398,085

PROPOSAL VI: Ratification of the selection of Marcum LLP as the Company’s independent auditors for the year ending December 31, 2017. The votes were as follows:

FOR	6,680,352
AGAINST	181,968
ABSTAIN/WITHHELD	62,640

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
10.1	2014 Omnibus Stock Ownership Plan, as amended through August 29, 2017

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 5th day of September, 2017.

TAPIMMUNE INC.
(Registrant)

BY:	/s/ Michael Loiacono
Michael Loiacono
Chief Financial Officer